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NUMBER                            [LOGO OF iVILLAGE INC.]                 SHARES



COMMON STOCK
                          iVILLAGE INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF      CUSIP 46588H 10 5
                           DELAWARE                          SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This Certifies that ___________________________________________________________


is the owner of _______________________________________________________________

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
                                  iVILLAGE INC.

(hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

         Dated:


/s/                                                      /s/
SECRETARY                   [SEAL OF iVILLAGE]           CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
         CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                  (JERSEY CITY, NJ)         TRANSFER AGENT
                                               AND REGISTRAR

BY____________________________
     AUTHORIZED OFFICER


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iVillage Inc.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of
             survivorship and not as tenants
              in common


UNIF GIFT MIN ACT--______________Custodian______________
                       (Cust)                (Minor)

                   under Uniform Gifts to Minors
                   Act________________
                           (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

Signatures(s) Guaranteed:


_____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION


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(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).  PURSUANT
TO S.E.C. RULE 17Ad-15.




























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